UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Chairman’s 2010 Annual Cash Bonus Determination.

On December 17, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of WellCare Health Plans, Inc.’s (“WellCare”, the “Company”, “we” or “our”) approved the payment of a 2010 annual cash bonus, at its target amount of $750,000, to WellCare’s Executive Chairman, Charles G. Berg, pursuant to the terms of Mr. Berg’s Amended and Restated Letter Agreement, dated as of August 10, 2009, which was originally filed as Exhibit 10.2 to WellCare’s Quarterly Report on Form 10-Q for the three months ended September 30, 2009 (the “Letter Agreement”).  The Letter Agreement provides that the bonus is payable no later than December 31, 2010.

Agreement with Executive Chairman regarding additional compensation to be paid in capacity as non-executive Chairman of the Board.

As part of Mr. Berg’s planned transition from the position of Executive Chairman, in which he served as both an executive officer and director of the Company, to the position of non-executive Chairman of the Board (as described in greater detail in Item 8.01 below), the Board has assigned to Mr. Berg additional responsibilities at WellCare beyond the responsibilities typically expected of a non-executive chairman and anticipates that Mr. Berg will require office and secretarial support during the performance of such responsibilities.  Accordingly, on December 16, 2010 the Board approved the payment to Mr. Berg of a cash retainer of $20,000 per month (the “Additional Retainer”), commencing January 1, 2011 and ending at such time as the Board determines that the additional responsibilities are no longer required.  The Additional Retainer is payable to Mr. Berg in addition to the compensation provided under WellCare’s Non-Employee Director Compensation Policy, as amended, which is discussed in Item 8.01 below.  Mr. Berg will be provided with office and secretarial support until one year after the end of his additional responsibilities.

Adoption of revised incentive documents to add recoupment (“clawback”) provision and deferral feature.

In order to incorporate recoupment (or “clawback”) provisions into our incentive award programs and to add optional deferral provisions for receipt of restricted stock units and performance stock units under the WellCare Health Plans, Inc. 2004 Equity Incentive Plan (the “Equity Plan”) for the Company’s executive officers, the Compensation Committee approved the following documents (collectively, the “incentive documents”) on December 17, 2010, copies of which are filed as Exhibits 10.2 through 10.8 hereto and are incorporated herein by reference:

•	Form of Restricted Stock Unit Agreement
•	Form of Restricted Stock Unit Agreement with deferral feature
•	Form of Performance Stock Unit Agreement
•	Form of Performance Stock Unit Agreement with deferral feature
•	Form of Non-Qualified Stock Option Agreement

•	Form of Long Term Incentive Cash Bonus Award Agreement
•	Amended and Restated Annual Cash Bonus Plan

The material revisions to the incentive documents are described below.  The material terms of the previous form of Non-Qualified Stock Option Agreement were described in the Company’s Current Report on Form 8-K filed on June 3, 2009.  The material terms of the previous forms of the other incentive documents were described in the Company’s Current Report on Form 8-K filed on April 5, 2010.

Recoupment provisions.  The Compensation Committee adopted misconduct-based recoupment (or “clawback”) provisions for future incentive awards under each of the incentive documents.  Pursuant to these provisions, if it is ever determined by the Board or Compensation Committee that actions by a participant in our incentive programs, including our executive officers, have constituted: (a) wrongdoing that contributed to (i) any material misstatement in or omission from any report or statement filed by the Company with the U.S. Securities and Exchange Commission or (ii) a statement, certification, cost report, claim for payment, or other filing made under Medicare or Medicaid that was false, fraudulent, or for an item or service not provided as claimed, (b) intentional or gross misconduct, (c) a breach of a fiduciary duty to the Company or a subsidiary or (d) fraud, then the Board or the Compensation Committee will, to the extent permitted by applicable law, cause the cancellation of outstanding awards and seek reimbursement of amounts realized from awards that vested and/or were paid during and after the first fiscal year in which the misconduct occurred.  Each of the incentive documents attached as Exhibits 10.2 through 10.8 hereto includes a recoupment provision.

Deferral feature. The Compensation Committee also adopted optional deferral feature provisions for incorporation into the standard time-based and performance-based stock unit agreements under the Equity Plan, which provisions govern the timing of delivery of shares following vesting.  The standard stock unit agreements provide for delivery of shares at the time of vesting.  The stock unit agreements with the deferral feature provide that delivery of shares following vesting will be delayed until the earliest to occur of (i) a specified date, (ii) termination of employment or (iii) a change in control.  Each of the incentive documents attached as Exhibits 10.3 and 10.5 hereto includes a deferral feature.

The foregoing description of the material amendments to the terms of the incentive documents does not purport to be a complete description of the parties’ rights and obligations under the incentive documents.  Please also refer to the Company Current Reports on Form 8-K filed on June 3, 2009 and April 5, 2010 for a description of the material terms of the previous versions of these agreements.  The above description is qualified in its entirety by reference to the incentive documents, copies of which are filed as Exhibits 10.2 through 10.8 hereto and are incorporated herein by reference.

Item 8.01                      Other Events.

Election of non-executive Chairman of the Board.

On December 16, 2010, the Board elected Charles G. Berg as non-executive Chairman of the Board effective January 1, 2011, following the scheduled expiration of his term as Executive Chairman on December 31, 2010 pursuant to the Letter Agreement.  A copy of the press release announcing the transition of Mr. Berg from Executive Chairman to non-executive Chairman of the Board is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Adoption of Amended and Restated Non-Employee Director Compensation Policy.

As part of the decision to elect Mr. Berg as non-executive Chairman of the Board, the Board amended the Company’s existing Non-Employee Director Compensation Policy, effective January 1, 2011, to also provide for an annual Chairman’s cash retainer of $150,000.  A copy of the amended Non-Employee Director Compensation Policy is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Non- Employee Director Compensation Policy as amended and effective for the fiscal quarter commencing January 1, 2011
10.2	Form of Restricted Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (with deferral feature)
10.4	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan
10.5	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (with deferral feature)
10.6	Form of Stock Option Agreement under the Registrant’s 2004 Equity Incentive Plan
10.7	Form of Award Agreement under Long Term Incentive Cash Bonus Plan
10.8	Amended and Restated Annual Cash Bonus Plan
99.1	Press Release dated December 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
December 20, 2010	/s/ Timothy S. Susanin Timothy S. Susanin Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit                                                                                                      Description
Number

10.1	Non- Employee Director Compensation Policy as amended and effective for the fiscal quarter commencing January 1, 2011
10.2	Form of Restricted Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (with deferral feature)
10.4	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan
10.5	Form of Performance Stock Unit Agreement under the Registrant’s 2004 Equity Incentive Plan (with deferral feature)
10.6	Form of Stock Option Agreement under the Registrant’s 2004 Equity Incentive Plan
10.7	Form of Award Agreement under Long Term Incentive Cash Bonus Plan
10.8	Amended and Restated Annual Cash Bonus Plan
99.1	Press Release dated December 20, 2010.